Exhibit 99.2

Supplemental Information

March 31, 2005

Supplemental Information

Table of Contents

March 31, 2005

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 24 to 27 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Ronald P. Gibson

William E. Graham Jr.

Lawrence S. Kaplan

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

Willard H. Smith Jr.

John L. Turner

F. William Vandiver, Jr.

Senior Management Team

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Gene H. Anderson

Senior Vice President and Director

Michael F. Beale

Senior Vice President

Robert G. Cutlip

Senior Vice President

W. Brian Reames

Senior Vice President

Thomas S. Hill

Corporate Vice President, Leasing

Carman J. Liuzzo

Vice President, Investments and

Strategic Analysis

Mack D. Pridgen III

Vice President, General Counsel and

Secretary

Terry L. Stevenes

Vice President, Chief Financial Officer

and Treasurer

Research Coverage

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Green Street Advisors

Jim Sullivan - 949-640-8780

KeyBanc Capital Markets

Frank Greywitt - 216-443-4795

Legg Mason

David Fick - 410-454-5018

Morgan Stanley Dean Witter

Gregory Whyte - 212-761-6331

Prudential Equity Group

Jim Sullivan - 212-778-2515

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

UBS Warburg

Keith Mills - 212-713-3098

Wachovia Securities

Chris Haley - 443-263-6773

Highwoods Properties, Inc.	i

Corporate Information

Divisional Offices

Atlanta/Piedmont Triad

Gene H. Anderson - Regional Manager

Atlanta, GA

Gene H. Anderson, Senior Vice President

Piedmont Triad, NC

Mark W. Shumaker, Vice President

Orlando/Tampa

Michael F. Beale - Regional Manager

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Stephen A. Meyers, Vice President

Raleigh/Richmond

Robert G. Cutlip - Regional Manager

Raleigh, NC

Robert G. Cutlip, Senior Vice President

Richmond, VA

Paul W. Kreckman, Vice President

Charlotte/Memphis/Nashville

W. Brian Reames - Regional Manager

Nashville, TN

W. Brian Reames, Senior Vice President

Charlotte, NC

Thomas F. Cochran, Senior Vice President

Memphis, TN

Steven Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE        Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Sr. Director, Investor Relations

Phone:	919-431-1529
Fax:	919-876-6929

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Investor Relations at:

Phone:	800-256-2963
Email:	HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of March 31, 2005, the Company owned or had an interest in 504 in-service office, industrial and retail properties encompassing approximately 39.5 million square feet. Highwoods also owns approximately 1,123 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.

Highwoods Properties, Inc.	ii

Capitalization

Dollars, shares, and units in thousands

	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Long-Term Debt (see page 9 & 10):	$1,582,009	$1,571,777	$1,600,627	$1,603,485	$1,790,039

Finance Obligations:	$62,604	$63,531	$62,992	$63,345	$62,994

Preferred Stock:
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	172,500	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	100,000	100,000	100,000	100,000	100,000

Total preferred stock	$377,445	$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	54,053	53,813	53,713	53,716	53,631
Minority interest partnership units	5,828	6,102	6,128	6,146	6,146

Total shares and units outstanding	59,881	59,841	59,862	59,777	59,677

Stock price at period end	$26.82	$27.70	$24.61	$23.50	$26.21
Market value of common equity	$1,606,008	$1,657,596	$1,473,204	$1,404,760	$1,564,133

Total market capitalization with debt and obligations	$3,628,066	$3,670,349	$3,514,268	$3,449,035	$3,794,611

See pages 24 to 27 for information regarding Highwoods’ Joint Ventures

Highwoods Properties, Inc.	Page 1

Long-Term Debt Summary

Dollars in thousands

	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Balances Outstanding:

Secured:
Conventional fixed rate	$731,426	$732,796	$745,524	$748,740	$751,894
Variable rate debt	67,348	66,181	50,803	54,945	204,845
Conventional fixed rate 1/	22,800	22,800	22,800	22,800	22,800
Variable rate debt 2/	435	—	—	—	—

Secured total	$822,009	$821,777	$819,127	$826,485	$979,539

Unsecured:
Fixed rate bonds and notes	$460,000	$460,000	$460,000	$460,000	$560,000
Variable rate debt	120,000	120,000	120,000	120,000	120,000
Credit facility	180,000	170,000	201,500	197,000	130,500

Unsecured total	$760,000	$750,000	$781,500	$777,000	$810,500

Total	$1,582,009	$1,571,777	$1,600,627	$1,603,485	$1,790,039

Average Interest Rates:

Secured:
Conventional fixed rate	7.2%	7.2%	7.2%	7.2%	7.2%
Variable rate debt	4.2%	4.2%	3.7%	3.1%	3.1%
Conventional fixed rate 1/	6.1%	6.1%	6.1%	6.1%	6.1%
Variable rate debt 2/	2.8%	—	—	—	0.0%

Secured total	6.9%	6.9%	6.9%	6.9%	6.3%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.4%	7.3%
Variable rate debt	3.5%	3.5%	3.0%	2.9%	2.4%
Credit facility	3.4%	3.4%	2.2%	2.3%	2.1%

Unsecured total	5.9%	5.9%	5.4%	5.4%	5.8%

Average	6.4%	6.4%	6.2%	6.2%	6.1%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 3/	Average Interest Rate
Year	Secured Debt 3/	Unsecured Debt
2005	$67,124	$120,000	$187,124	5.7%
2006	50,344	290,000	340,344	5.0%
2007	93,122	—	93,122	7.3%
2008	435	100,000	100,435	7.1%
2009	170,645	50,000	220,645	7.9%
2010	137,266	—	137,266	7.8%
2011	—	—	—	—
2012	22,800	—	22,800	6.1%
2013	274,885	—	274,885	5.9%
2014	—	—	—	—
Thereafter	5,388	200,000	205,388	7.5%

Total maturities	$822,009	$760,000	$1,582,009	6.4%

Weighted average maturity = 4.7 years

1/	Loan relates to the consolidated 20% owned joint venture property (Harborview).
2/	Loan relates to the consolidated 50% owned joint venture property (Vinings).
3/	Excludes annual principal amortization
4/	Included in the $280.0 million of unsecured debt maturities is $180.0 million related to the credit facility which matures in 2006.

Highwoods Properties, Inc.	Page 2

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 03/31/05	Undepreciated Book Value of Assets Secured
Monumental Life Ins. Co.	7.8%	Nov-09	$162,712	$236,939
Northwestern Mutual	6.0%	Mar-13	141,353	186,524
Northwestern Mutual	7.8%	Nov-10	137,266	277,521
Massachusetts Mutual Life Ins. Co. 1/	5.7%	Dec-13	126,997	185,922
Northwestern Mutual	8.2%	Feb-07	64,761	139,833
GECC 2/	3.7%	Jan-06	46,985	82,355
Principal Life Ins. Co. 3/	8.6%	Apr-05	40,891	103,399
Principal Life Ins. Co.	8.2%	Aug-05	26,233	70,655
Metropolitan Life Ins. Co. 4/	6.1%	Oct-12	22,800	38,834
PNC/Am South/Southtrust 5/	3.7%	Oct-07	16,686	17,712
PFL Life Ins. Co. 6/	8.1%	Jun-07	5,623	22,543
Massachusetts Mutual Life Ins. Co. 1/	6.5%	Dec-13	5,500	—
Ohio National	8.0%	Nov-17	5,388	10,956
Lutheran Brotherhood	6.8%	Apr-09	3,997	7,640
PFL Life Ins. Co. 5/6/	5.4%	Jun-07	3,678	—
Assoc Retirement Trust Fund	8.0%	Jan-07	2,375	6,790
USG Annuity	7.7%	Feb-06	2,166	3,797
Security Life of Denver	8.9%	Aug-09	2,048	9,496
Southland Life Ins. Co.	8.8%	Aug-09	1,887	6,993
American United Life	9.0%	Jun-13	1,035	3,640
CUNA Mutual	8.0%	Sep-06	614	3,184
Members Life Ins. Co	8.0%	Sep-06	579	3,266
Central Carolina Bank 7/	2.8%	Jan-08	435	2,021

	6.9%		$822,009	$1,420,020

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.3%		$460,000

Unsecured Loans
Term Loan 2/	3.9%	Sep-05	$20,000
Term Loan 8/	4.3%	Nov-05	100,000
Line of Credit 2/	3.9%	Jul-06	180,000

	4.0%		$300,000

Total Debt	6.5%		$1,582,009

1/	These two loans are secured by the same assets.
2/	Floating rate loans based on one month libor.
3/	Paid off on 4/1/05
4/	Loan relates to the consolidated 20% owned joint venture property (Harborview).
5/	Floating rate loan based on ninety day libor.
6/	These two loans are secured by the same assets.
7/	Floating rate loan based on one month libor.
8/	Floating rate loan based on two month libor.

Highwoods Properties, Inc.	Page 3

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Office Industrial & Retail

In-Service:
Office 2/	24,254,000	24,628,000	25,151,000	25,272,000	26,608,000
Industrial	6,991,000	7,829,000	7,992,000	7,992,000	8,092,000
Retail 3/	1,409,000	1,409,000	1,410,000	1,411,000	1,411,000

Total	32,654,000	33,866,000	34,553,000	34,675,000	36,111,000

Development Completed - Not Stabilized:
Office 2/	—	—	—	—	140,000
Industrial	353,000	350,000	350,000	—	—
Retail	—	—	—	—	—

Total	353,000	350,000	350,000	—	140,000

Development - In Process:
Office 2/	358,000	358,000	333,000	222,000	112,000
Industrial	—	—	—	350,000	350,000
Retail	9,600	9,600	—	—	—

Total	367,600	367,600	333,000	572,000	462,000

Total:
Office 2/	24,612,000	24,986,000	25,484,000	25,494,000	26,860,000
Industrial	7,344,000	8,179,000	8,342,000	8,342,000	8,442,000
Retail 3/	1,418,600	1,418,600	1,410,000	1,411,000	1,411,000

Total	33,374,600	34,583,600	35,236,000	35,247,000	36,713,000

Same Property
Office 2/	22,534,000	22,534,000	22,534,000	22,534,000	22,534,000
Industrial	6,931,000	6,931,000	6,931,000	6,931,000	6,931,000
Retail	1,409,000	1,409,000	1,409,000	1,409,000	1,409,000

Total	30,874,000	30,874,000	30,874,000	30,874,000	30,874,000

Percent Leased/Pre-Leased:

In-Service:
Office	82.3%	82.7%	80.9%	79.2%	79.2%
Industrial	86.8%	90.2%	88.4%	88.0%	86.5%
Retail	95.5%	97.3%	94.5%	93.4%	94.0%

Total	83.8%	85.0%	83.2%	81.8%	81.4%

Development Completed - Not Stabilized:
Office	—	—	—	—	36.0%
Industrial	100.0%	100.0%	100.0%	—	—
Retail	—	—	—	—	—

Total	100.0%	100.0%	100.0%	—	36.0%

Development - In Process:
Office	100.0%	100.0%	100.0%	100.0%	100.0%
Industrial	—	—	—	100.0%	100.0%
Retail	66.0%	44.0%	—	—	—

Total	99.1%	98.5%	100.0%	100.0%	100.0%

Same Property
Office	82.7%	83.0%	80.9%	80.0%	80.1%
Industrial	87.0%	89.2%	87.6%	87.2%	85.7%
Retail	95.5%	97.3%	94.6%	93.5%	94.2%

Total	84.2%	85.0%	83.0%	82.2%	82.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Substantially all of our Office properties are located in suburban markets
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties.

Highwoods Properties, Inc.	Page 4

Portfolio Summary

(Continued)

As of March 31, 2005

Summary by Location, Wholly-Owned Properties Only 1/:

	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/
Market				Office	Industrial	Retail	Total
Raleigh 3/	4,432,000		83.3%	15.3%	0.2%	—	15.5%
Atlanta	6,826,000		83.0%	11.6%	3.4%	—	15.0%
Tampa	4,077,000		70.5%	13.7%	—	—	13.7%
Kansas City	2,308,000	4/	91.6%	4.1%	—	8.7%	12.8%
Nashville	2,870,000		92.8%	12.1%	—	—	12.1%
Piedmont Triad 5/	5,722,000		90.4%	6.3%	3.5%	—	9.8%
Richmond	1,836,000		95.1%	7.3%	—	—	7.3%
Memphis	1,216,000		80.6%	4.3%	—	—	4.3%
Charlotte	1,492,000		67.7%	3.7%	—	—	3.7%
Greenville	1,127,000		81.1%	3.3%	0.1%	—	3.4%
Columbia	426,000		59.9%	1.0%	—	—	1.0%
Orlando	222,000		97.8%	1.0%	—	—	1.0%
Other	100,000		61.3%	0.4%	—	—	0.4%

Total	32,654,000		83.8%	84.1%	7.2%	8.7%	100.0%

Summary by Location, Including Joint Venture Properties:

	Rentable Square Feet	Occupancy	Percentage of Annualized Revenue 2/6/
Market			Office	Industrial	Retail	Multi-Family	Total
Atlanta	7,661,000	84.1%	12.0%	3.0%	—	—	15.0%
Raleigh	4,887,000	84.8%	14.2%	0.1%	—	—	14.3%
Kansas City	2,736,000	90.8%	4.6%	—	7.8%	—	12.4%
Tampa	4,282,000	71.9%	12.3%	—	—	—	12.3%
Nashville	2,870,000	92.8%	10.8%	—	—	—	10.8%
Piedmont Triad	6,086,000	91.0%	6.0%	3.1%	—	—	9.1%
Richmond	2,249,000	96.0%	7.0%	—	—	—	7.0%
Des Moines	2,245,000	95.3%	3.1%	0.4%	0.1%	0.4%	4.0%
Memphis	1,216,000	80.6%	3.8%	—	—	—	3.8%
Orlando	1,906,000	90.8%	3.7%	—	—	—	3.7%
Charlotte	1,640,000	70.7%	3.3%	—	—	—	3.3%
Greenville	1,127,000	81.1%	2.9%	0.1%	—	—	3.0%
Columbia	426,000	59.9%	0.9%	—	—	—	0.9%
Other	210,000	81.6%	0.4%	—	—	—	0.4%

Total	39,541,000	85.6%	85.0%	6.7%	7.9%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Research Triangle metropolitan area.
4/	Excludes basement space in the Country Club Plaza property of 430,000 square feet
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.

Highwoods Properties, Inc.	Page 5

Portfolio Summary - Wholly-Owned Properties Only 1/

(Continued)

As of March 31, 2005

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	4,331,000	83.6%	18.4%	101,000	71.2%	2.3%
Tampa	4,077,000	70.5%	16.3%	—	—	—
Nashville	2,870,000	92.8%	14.4%	—	—	—
Atlanta	3,575,000	81.8%	13.8%	3,251,000	84.3%	47.2%
Richmond	1,836,000	95.1%	8.6%	—	—	—
Piedmont Triad	2,190,000	89.1%	7.5%	3,532,000	91.2%	49.2%
Memphis	1,216,000	80.6%	5.1%	—	—	—
Kansas City	895,000	85.4%	4.8%	4,000	100.0%	0.1%
Charlotte	1,492,000	67.7%	4.4%	—	—	—
Greenville	1,024,000	86.3%	3.9%	103,000	28.9%	1.2%
Columbia	426,000	59.9%	1.2%	—	—	—
Orlando	222,000	97.8%	1.2%	—	—	—
Other	100,000	61.3%	0.4%	—	—	—

	24,254,000	82.3%	100.0%	6,991,000	86.8%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/
Kansas City 3/	1,409,000	95.5%	100.0%

	1,409,000	95.5%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Excludes basement space in the Country Club Plaza property of 430,000 square feet

Highwoods Properties, Inc.	Page 6

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Atlanta	Rentable Square Feet	6,826,000	6,825,000	6,825,000	6,821,000	6,919,000
	Occupancy	83.0%	83.7%	81.3%	80.7%	78.8%
	Current Properties 2/	83.0%	83.7%	81.3%	80.7%	78.9%

Charlotte	Rentable Square Feet	1,492,000	1,492,000	1,655,000	1,655,000	1,655,000
	Occupancy	67.7%	72.9%	74.6%	73.9%	80.5%
	Current Properties 2/	67.7%	72.9%	75.1%	74.1%	81.6%

Columbia	Rentable Square Feet	426,000	426,000	426,000	426,000	426,000
	Occupancy	59.9%	60.4%	57.5%	57.9%	58.6%
	Current Properties 2/	59.9%	60.4%	57.5%	57.9%	58.6%

Greenville	Rentable Square Feet	1,127,000	1,127,000	1,319,000	1,319,000	1,319,000
	Occupancy	81.1%	80.5%	79.4%	78.8%	78.8%
	Current Properties 2/	81.1%	80.5%	78.4%	77.4%	77.4%

Kansas City 3/	Rentable Square Feet	2,308,000	2,308,000	2,308,000	2,310,000	2,309,000
	Occupancy	91.6%	94.1%	92.4%	91.4%	91.2%
	Current Properties 2/	91.6%	94.1%	92.4%	91.4%	91.2%

Memphis	Rentable Square Feet	1,216,000	1,216,000	1,216,000	1,216,000	1,216,000
	Occupancy	80.6%	83.2%	82.1%	82.0%	81.3%
	Current Properties 2/	80.6%	83.2%	82.1%	82.0%	81.3%

Nashville	Rentable Square Feet	2,870,000	2,870,000	2,870,000	2,870,000	2,870,000
	Occupancy	92.8%	93.3%	93.4%	91.7%	89.8%
	Current Properties 2/	92.8%	93.3%	93.4%	91.7%	89.8%

Orlando	Rentable Square Feet	222,000	222,000	387,000	387,000	1,656,000
	Occupancy	97.7%	93.2%	94.4%	52.9%	75.8%
	Current Properties 2/	97.7%	93.2%	93.2%	88.5%	91.5%
Piedmont Triad	Rentable Square Feet	5,722,000	6,652,000	6,652,000	6,652,000	6,685,000
	Occupancy	90.4%	92.5%	91.9%	91.1%	90.5%
	Current Properties 2/	90.4%	91.3%	90.6%	89.7%	89.5%

Raleigh	Rentable Square Feet	4,432,000	4,597,000	4,739,000	4,808,000	4,664,000
	Occupancy	83.3%	83.8%	81.1%	79.4%	80.9%
	Current Properties 2/	83.3%	83.3%	80.2%	78.7%	78.9%

Richmond	Rentable Square Feet	1,836,000	1,835,000	1,835,000	1,835,000	1,851,000
	Occupancy	95.1%	94.1%	92.0%	89.7%	90.9%
	Current Properties 2/	95.1%	94.0%	92.0%	89.6%	90.9%

Tampa	Rentable Square Feet	4,077,000	4,196,000	4,221,000	4,277,000	4,443,000
	Occupancy	70.5%	71.0%	66.1%	65.9%	63.7%
	Current Properties 2/	70.5%	71.1%	66.1%	66.8%	66.1%

Total 4/	Rentable Square Feet	32,554,000	33,766,000	34,453,000	34,576,000	36,013,000
	Occupancy	83.8%	85.0%	83.2%	81.8%	81.4%

	Current Properties 2/	83.8%	84.6%	82.7%	81.8%	81.6%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Only properties that were owned and in-service on March 31, 2005 are included for each quarter shown.
3/	Excludes basement space in the Country Club Plaza property of 430,000 square feet.
4/	Excludes 100,000 square foot building located in South Florida

Highwoods Properties, Inc.	Page 7

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	3/31/2005 2/	12/31/04 3/	9/30/04 4/	6/30/04 5/	3/31/04 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	188	206	219	230	209	210
Rentable square footage leased	1,235,718	1,101,291	1,368,577	1,375,372	1,191,746	1,254,541
Square footage of Renewal Deals	677,799	726,959	703,003	1,011,662	673,551	758,595
Renewed square footage (% of total)	54.9%	66.0%	51.4%	73.6%	56.5%	60.5%
New Leases square footage (% of total)	45.1%	34.0%	48.6%	26.4%	43.5%	39.5%
Average per rentable square foot over the lease term:
Base rent	$16.20	$17.40	$16.68	$17.64	$17.43	$17.07
Tenant improvements	(0.94)	(1.51)	(1.27)	(1.09)	(1.57)	(1.28)
Leasing commissions 7/	(0.66)	(0.62)	(0.64)	(0.52)	(0.58)	(0.60)
Rent concessions	(0.41)	(0.31)	(0.37)	(0.27)	(0.63)	(0.40)

Effective rent	14.19	14.96	14.40	15.76	14.65	14.79
Expense stop	(4.46)	(5.61)	(5.32)	(5.25)	(5.70)	(5.27)

Equivalent effective net rent	$9.73	$9.35	$9.08	$10.51	$8.95	$9.52

Average term in years	5.7	5.0	3.7	4.3	4.8	4.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$5,644,830	$9,208,835	$9,455,102	$8,908,277	$10,063,665	$8,656,142
Rentable square feet	1,235,718	1,101,291	1,368,577	1,375,372	1,191,746	1,254,541

Per rentable square foot	$4.57	$8.36	$6.91	$6.48	$8.44	$6.90

Leasing Commissions:
Total dollars committed under signed leases 7/	$4,109,601	$2,806,566	$2,969,620	$2,878,161	$2,747,400	$3,102,269
Rentable square feet	1,235,718	1,101,291	1,368,577	1,375,372	1,191,746	1,254,541

Per rentable square foot	$3.33	$2.55	$2.17	$2.09	$2.31	$2.47

Total:
Total dollars committed under signed leases	$9,754,430	$12,015,400	$12,424,721	$11,786,438	$12,811,064	$11,758,411
Rentable square feet	1,235,718	1,101,291	1,368,577	1,375,372	1,191,746	1,254,541

Per rentable square foot	$7.89	$10.91	$9.08	$8.57	$10.75	$9.37

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 89K square feet of leases that start in 2007 or later
3/	Includes 111K square feet of leases that start in 2007 or later
4/	Includes 128K square feet of leases that start in 2006 or later
5/	Includes 100K square feet of leases that start in 2006 or later
6/	Includes 72K square feet of leases that start in 2006 or later
7/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 8

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	3/31/2005 1/	12/31/04	9/30/04 2/	06/30/04	03/31/04	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	15	36	34	7	32	25
Rentable square footage leased	599,048	1,216,644	285,706	820,933	630,829	710,632
Square footage of Renewal Deals	579,069	875,445	246,797	642,011	448,003	558,265
Renewed square footage (% of total)	96.7%	72.0%	86.4%	78.2%	71.0%	78.6%
New Leases square footage (% of total)	3.3%	28.0%	13.6%	21.8%	29.0%	21.4%
Average per rentable square foot over the lease term:
Base rent	$3.39	$3.49	$4.73	$4.11	$3.67	$3.88
Tenant improvements	(0.16)	(0.13)	(0.33)	(0.31)	(0.17)	(0.22)
Leasing commissions 3/	(0.06)	(0.06)	(0.07)	(0.08)	(0.14)	(0.08)
Rent concessions	(0.01)	(0.03)	(0.05)	(0.17)	(0.05)	(0.06)

Effective rent	3.16	3.27	4.28	3.55	3.31	3.52
Expense stop	(0.08)	(0.09)	(0.54)	(0.36)	(0.18)	(0.25)

Equivalent effective net rent	$3.08	$3.18	$3.74	$3.19	$3.13	$3.27

Average term in years	1.3	2.0	2.6	3.2	2.6	2.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$361,044	$756,077	$307,534	$1,805,334	$640,867	$774,171
Rentable square feet	599,048	1,216,644	285,706	820,933	630,829	710,632

Per rentable square foot	$0.60	$0.62	$1.08	$2.20	$1.02	$1.09

Leasing Commissions:
Total dollars committed under signed leases 3/	$63,473	$226,000	$64,714	$207,676	$280,486	$168,470
Rentable square feet	599,048	1,216,644	285,706	820,933	630,829	710,632

Per rentable square foot	$0.11	$0.19	$0.23	$0.25	$0.44	$0.24

Total:
Total dollars committed under signed leases	$424,517	$982,077	$372,247	$2,013,010	$921,354	$942,641
Rentable square feet	599,048	1,216,644	285,706	820,933	630,829	710,632

Per rentable square foot	$0.71	$0.81	$1.30	$2.45	$1.46	$1.33

1/	Includes 2K square feet of leases that start in 2006 or later
2/	Includes 74K square feet of leases that start in 2006 or later
3/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 9

Leasing Statistics

Retail Portfolio

	Three Months Ended
	03/31/05	12/31/04	9/30/04	6/30/04 1/	3/31/04 2/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	4	23	18	13	10	14
Rentable square footage leased	10,993	106,629	34,300	38,548	37,303	45,555
Square footage of Renewal Deals	1,750	78,579	15,530	17,482	27,219	28,112
Renewed square footage (% of total)	15.9%	73.7%	45.3%	45.4%	73.0%	61.7%
New Leases square footage (% of total)	84.1%	26.3%	54.7%	54.6%	27.0%	38.3%
Average per rentable square foot over the lease term:
Base rent	$26.09	$17.03	$26.45	$22.98	$30.87	$24.68
Tenant improvements	(2.65)	(1.73)	(1.84)	(2.04)	(1.58)	(1.97)
Leasing commissions 3/	(0.88)	(0.26)	(0.56)	(0.32)	(0.31)	(0.47)
Rent concessions	0.00	0.00	(0.04)	0.00	(0.06)	(0.02)

Effective rent	22.56	15.04	24.01	20.62	28.92	22.22
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$22.56	$15.04	$24.01	$20.62	$28.92	$22.22

Average term in years	9.3	8.3	5.7	8.0	6.1	7.5

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$308,098	$2,137,327	$403,309	$800,125	$866,975	$903,167
Rentable square feet	10,993	106,629	34,300	38,548	37,303	45,555

Per rentable square foot	$28.03	$20.04	$11.76	$20.76	$23.24	$19.83

Leasing Commissions:
Total dollars committed under signed leases 3/	$3,778	$220,528	$86,458	$34,423	$28,206	$74,679
Rentable square feet	10,993	106,629	34,300	38,548	37,303	45,555

Per rentable square foot	$0.34	$2.07	$2.52	$0.89	$0.76	$1.64

Total:
Total dollars committed under signed leases	$311,876	$2,357,855	$489,767	$834,548	$895,181	$977,845
Rentable square feet	10,993	106,629	34,300	38,548	37,303	45,555

Per rentable square foot	$28.37	$22.11	$14.28	$21.65	$24.00	$21.47

1/	Includes 6K square feet of leases that start in 2006 or later
2/	Includes 16K square feet of leases that start in 2006 or later
3/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 10

Leasing Statistics by Market

For the Three Months ended March 31, 2005

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Tampa	297,894	8.7	$14.43	$5.23	$6.61
Richmond	161,114	3.2	18.71	5.68	1.72
Raleigh	158,676	3.0	17.41	2.29	0.83
Nashville	148,947	3.0	19.31	4.73	1.34
Piedmont Triad	132,410	11.1	8.55	1.82	2.54
Atlanta	110,227	4.7	14.88	3.31	2.19
Greenville	98,722	5.3	16.23	5.18	4.56
Memphis	56,632	5.2	20.98	12.53	3.04
Charlotte	44,455	2.2	10.80	2.38	0.40
Kansas City	20,046	2.6	20.71	2.88	2.79
Columbia	6,595	5.8	15.99	17.20	5.93

	1,235,718	5.7	$15.79	$4.57	$3.33

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Piedmont Triad	515,278	0.9	$3.16	$0.15	$0.03
Atlanta	83,770	3.8	4.70	3.40	0.45

	599,048	1.3	$3.38	$0.60	$0.11

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	10,993	9.3	$26.09	$28.03	$0.34

	10,993	9.3	$26.09	$28.03	$0.34

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Total lease commissions per square foot excludes all internal charges from Leasing Departments, which are not allocated to individual leases.

Highwoods Properties, Inc.	Page 11

Rental Rate Comparisons by Market

For the Three Months ended March 31, 2005

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Tampa	297,894	$14.43	$16.93	-14.8%
Richmond	161,114	18.71	18.08	3.5%
Raleigh	158,676	17.41	19.05	-8.6%
Nashville	148,947	19.31	19.63	-1.6%
Piedmont Triad	132,410	8.55	8.49	0.7%
Atlanta	110,227	14.88	16.46	-9.6%
Greenville	98,722	16.23	14.02	15.8%
Memphis	56,632	20.98	20.08	4.5%
Charlotte	44,455	10.80	13.00	-16.9%
Kansas City	20,046	20.71	20.51	1.0%
Columbia	6,595	15.99	18.05	-11.4%

	1,235,718	$15.79	$16.55	-4.6%

Cash Rent Growth	1,235,718	$16.54	$18.13	-8.8%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Piedmont Triad	515,278	$3.16	$3.23	-2.1%
Atlanta	83,770	4.70	5.42	-13.4%

	599,048	$3.38	$3.53	-4.2%

Cash Rent Growth	599,048	$3.27	$3.45	-5.2%

Retail Portfolio

Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Kansas City	10,993	$26.09	$16.83	55.0%

	10,993	$26.09	$16.83	55.0%

Cash Rent Growth	10,993	$24.05	$16.98	41.6%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Highwoods Properties, Inc.	Page 12

Lease Expirations

March 31, 2005

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office: 2/
2005 3/	2,596,243	13.0%	$45,916	$17.69	13.1%
2006	3,111,763	15.6%	57,788	18.57	16.4%
2007	1,998,876	10.0%	34,981	17.50	10.0%
2008	3,144,803	15.7%	51,052	16.23	14.6%
2009	2,770,415	13.9%	49,857	18.00	14.3%
2010	2,118,090	10.6%	37,441	17.68	10.7%
2011	1,443,419	7.2%	27,567	19.10	7.9%
2012	829,918	4.2%	15,304	18.44	4.4%
2013	469,632	2.4%	7,967	16.96	2.3%
2014	419,428	2.1%	8,291	19.77	2.4%
2015 and thereafter	1,049,119	5.3%	13,661	13.02	3.9%

	19,951,706	100.0%	$349,825	$17.53	100.0%

Industrial:
2005 4/	1,536,242	24.5%	$6,610	$4.30	22.2%
2006	1,047,623	16.6%	5,248	5.01	17.6%
2007	1,090,412	17.3%	6,185	5.67	20.8%
2008	688,790	10.9%	3,132	4.55	10.5%
2009	644,325	10.2%	3,756	5.83	12.6%
2010	198,232	3.2%	826	4.17	2.8%
2011	150,822	2.4%	713	4.73	2.4%
2012	194,828	3.1%	455	2.34	1.5%
2013	102,384	1.6%	621	6.07	2.1%
2014	206,731	3.3%	799	3.86	2.7%
2015 and thereafter	432,567	6.9%	1,420	3.28	4.8%

	6,292,956	100.0%	$29,765	$4.73	100.0%

1/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
3/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
4/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

Note: 2005 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Highwoods Properties, Inc.	Page 13

Lease Expirations

March 31, 2005

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2005 2/	32,264	2.4%	$992	$30.75	2.7%
2006	99,549	7.4%	2,438	24.49	6.7%
2007	79,810	5.9%	2,180	27.31	6.0%
2008	129,441	9.6%	3,612	27.90	9.9%
2009	191,405	14.2%	4,797	25.06	13.2%
2010	91,550	6.8%	3,116	34.04	8.6%
2011	58,071	4.3%	1,902	32.75	5.2%
2012	140,426	10.4%	4,033	28.72	11.1%
2013	108,866	8.1%	2,775	25.49	7.6%
2014	83,349	6.2%	1,626	19.51	4.5%
2015 and thereafter	331,450	24.7%	8,890	26.82	24.5%

	1,346,181	100.0%	$36,361	$27.01	100.0%

Total:
2005 3/4/	4,164,749	15.0%	53,518	12.85	12.9%
2006	4,258,935	15.4%	65,474	15.37	15.7%
2007	3,169,098	11.5%	43,346	13.68	10.4%
2008	3,963,034	14.4%	57,796	14.58	13.9%
2009	3,606,145	13.1%	58,410	16.20	14.0%
2010	2,407,872	8.7%	41,383	17.19	9.9%
2011	1,652,312	6.0%	30,182	18.27	7.3%
2012	1,165,172	4.2%	19,792	16.99	4.8%
2013	680,882	2.5%	11,363	16.69	2.7%
2014	709,508	2.6%	10,716	15.10	2.6%
2015 and thereafter	1,813,136	6.6%	23,971	13.22	5.8%

	27,590,843	100.0%	$415,951	$15.08	100.0%

1/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 10,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
3/	Includes 326,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
4/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Note: 2005 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Highwoods Properties, Inc.	Page 14

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

		Three Months Ended				Total
		6/30/05 2/	09/30/05	12/31/05	03/31/06
Atlanta	RSF	118,460	349,949	30,914	134,599	633,922
	% of Total Office RSF	0.6%	1.8%	0.2%	0.7%	3.2%
	Annualized Revenue 3/	$1,309	$5,947	$469	$1,738	$9,463
	% of Total Office Annl Rev	0.4%	1.7%	0.1%	0.5%	2.7%

Charlotte	RSF	55,910	73,469	22,267	36,827	188,473
	% of Total Office RSF	0.3%	0.4%	0.1%	0.2%	0.9%
	Annualized Revenue 3/	$993	$946	$377	$555	$2,871
	% of Total Office Annl Rev	0.3%	0.3%	0.1%	0.2%	0.8%

Columbia	RSF	0	27,437	3,352	0	30,789
	% of Total Office RSF	0.0%	0.1%	0.0%	0.0%	0.2%
	Annualized Revenue 3/	$—	$506	$60	$—	$566
	% of Total Office Annl Rev	0.0%	0.1%	0.0%	0.0%	0.2%

Greenville	RSF	227,080	30,364	0	30,791	288,235
	% of Total Office RSF	1.1%	0.2%	0.0%	0.2%	1.4%
	Annualized Revenue 3/	$3,057	$480	$—	$609	$4,146
	% of Total Office Annl Rev	0.9%	0.1%	0.0%	0.2%	1.2%

Kansas City	RSF	39,854	20,727	29,133	60,422	150,136
	% of Total Office RSF	0.2%	0.1%	0.1%	0.3%	0.8%
	Annualized Revenue 3/	$783	$395	$532	$1,307	$3,017
	% of Total Office Annl Rev	0.2%	0.1%	0.2%	0.4%	0.9%

Memphis	RSF	53,891	46,875	9,867	49,630	160,263
	% of Total Office RSF	0.3%	0.2%	0.0%	0.2%	0.8%
	Annualized Revenue 3/	$980	$853	$177	$943	$2,953
	% of Total Office Annl Rev	0.3%	0.2%	0.1%	0.3%	0.8%

Nashville	RSF	116,667	55,687	115,545	143,359	431,258
	% of Total Office RSF	0.6%	0.3%	0.6%	0.7%	2.2%
	Annualized Revenue 3/	$2,410	$1,143	$2,367	$2,870	$8,790
	% of Total Office Annl Rev	0.7%	0.3%	0.7%	0.8%	2.5%

Orlando	RSF	9,154	0	0	0	9,154
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 3/	$161	$—	$—	$—	$161
	% of Total Office Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF	87,464	109,135	41,764	93,611	331,974
	% of Total Office RSF	0.4%	0.5%	0.2%	0.5%	1.7%
	Annualized Revenue 3/	$1,562	$1,649	$709	$1,632	$5,552
	% of Total Office Annl Rev	0.4%	0.5%	0.2%	0.5%	1.6%

Raleigh	RSF	96,912	119,557	101,829	299,390	617,688
	% of Total Office RSF	0.4%	0.6%	0.5%	1.5%	3.0%
	Annualized Revenue 3/	$1,687	$2,461	$2,229	$6,020	$12,397
	% of Total Office Annl Rev	0.5%	0.7%	0.6%	1.7%	3.5%

Richmond	RSF	65,836	179,310	85,631	44,771	375,548
	% of Total Office RSF	0.3%	0.9%	0.4%	0.2%	1.9%
	Annualized Revenue 3/	$1,235	$3,510	$1,281	$853	$6,879
	% of Total Office Annl Rev	0.4%	1.0%	0.4%	0.2%	2.0%

Tampa	RSF	126,549	87,809	56,750	63,342	334,450
	% of Total Office RSF	0.6%	0.4%	0.3%	0.3%	1.7%
	Annualized Revenue 3/	$2,510	$1,826	$1,309	$1,094	$6,739
	% of Total Office Annl Rev	0.7%	0.5%	0.4%	0.3%	1.9%

Other	RSF	1,095	0	0	0	1,095
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 3/	$5	$—	$—	$—	$5
	% of Total Office Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF	998,872	1,100,319	497,052	956,742	3,552,985
	% of Total Office RSF	5.0%	5.5%	2.5%	4.8%	17.8%
	Annualized Revenue 3/	$16,692	$19,716	$9,510	$17,621	$63,539
	% of Total Office Annl Rev	4.8%	5.6%	2.7%	5.0%	18.2%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
3/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 15

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

		Three Months Ended
		6/30/05 1/	09/30/05	12/31/05	03/31/06	Total
Atlanta	RSF	136,694	170,528	271,953	111,622	690,797
	% of Total Industrial RSF	2.2%	2.7%	4.3%	1.8%	11.0%
	Annualized Revenue 2/	$472	$837	$1,595	$646	$3,550
	% of Total Industrial Annl Rev	1.6%	2.8%	5.4%	2.2%	12.0%

Charlotte	RSF	0	0	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Greenville	RSF	0	0	0	16,081	16,081
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.3%	0.3%
	Annualized Revenue 2/	$—	$—	$—	$206	$206
	% of Total Industrial Annl Rev	0.0%	0.0%	0.0%	0.7%	0.7%

Kansas City	RSF	2,018	0	0	0	2,018
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$17	$—	$—	$—	$17
	% of Total Industrial Annl Rev	0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF	413,227	476,995	26,966	134,017	1,051,205
	% of Total Industrial RSF	6.6%	7.6%	0.4%	2.1%	16.7%
	Annualized Revenue 2/	$1,546	$1,636	$184	$660	$4,026
	% of Total Industrial Annl Rev	5.2%	5.5%	0.6%	2.2%	13.5%

Raleigh	RSF	5,950	31,911	0	11,887	49,748
	% of Total Industrial RSF	0.1%	0.5%	0.0%	0.2%	0.8%
	Annualized Revenue 2/	$49	$277	$—	$118	$444
	% of Total Industrial Annl Rev	0.2%	0.9%	0.0%	0.4%	1.5%

Total	RSF	557,889	679,434	298,919	273,607	1,809,849
	% of Total Industrial RSF	8.9%	10.8%	4.8%	4.3%	28.8%
	Annualized Revenue 2/	$2,084	$2,750	$1,779	$1,630	$8,243
	% of Total Industrial Annl Rev	7.1%	9.2%	6.0%	5.5%	27.7%

1/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 16

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2005 2/	2006	2007	2008	Thereafter
Atlanta	RSF	499,323	321,046	229,735	549,608	1,325,968
	% of Total Office RSF	2.5%	1.6%	1.2%	2.8%	6.6%
	Annualized Revenue 3/	$7,725	$4,730	$3,260	$8,527	$23,964
	% of Total Office Annl Rev	2.2%	1.4%	0.9%	2.4%	6.9%

Charlotte	RSF	151,646	169,027	121,495	118,735	449,619
	% of Total Office RSF	0.8%	0.8%	0.6%	0.6%	2.3%
	Annualized Revenue 3/	$2,316	$2,646	$1,855	$1,835	$6,568
	% of Total Office Annl Rev	0.7%	0.8%	0.5%	0.5%	1.9%

Columbia	RSF	30,789	59,586	58,951	63,170	42,482
	% of Total Office RSF	0.2%	0.3%	0.3%	0.3%	0.2%
	Annualized Revenue 3/	$565	$1,110	$1,046	$1,089	$522
	% of Total Office Annl Rev	0.2%	0.3%	0.3%	0.3%	0.1%

Greenville	RSF	257,444	148,824	16,115	96,497	364,907
	% of Total Office RSF	1.3%	0.7%	0.1%	0.5%	1.8%
	Annualized Revenue 3/	$3,538	$2,839	$298	$1,760	$5,180
	% of Total Office Annl Rev	1.0%	0.8%	0.1%	0.5%	1.5%

Kansas City	RSF	89,714	154,371	91,920	65,281	362,798
	% of Total Office RSF	0.4%	0.8%	0.5%	0.3%	1.8%
	Annualized Revenue 3/	$1,711	$3,355	$1,776	$1,334	$8,749
	% of Total Office Annl Rev	0.5%	1.0%	0.5%	0.4%	2.5%

Memphis	RSF	110,633	97,750	105,564	179,866	486,004
	% of Total Office RSF	0.6%	0.5%	0.5%	0.9%	2.4%
	Annualized Revenue 3/	$2,010	$1,839	$2,026	$3,663	$8,458
	% of Total Office Annl Rev	0.6%	0.5%	0.6%	1.0%	2.4%

Nashville	RSF	287,899	471,315	235,334	188,552	1,480,494
	% of Total Office RSF	1.4%	2.4%	1.2%	0.9%	7.4%
	Annualized Revenue 3/	$5,920	$9,557	$4,595	$3,748	$26,662
	% of Total Office Annl Rev	1.7%	2.7%	1.3%	1.1%	7.6%

Orlando	RSF	9,154	6,465	20,571	9,240	171,379
	% of Total Office RSF	0.0%	0.0%	0.1%	0.0%	0.9%
	Annualized Revenue 3/	$161	$170	$370	$186	$3,312
	% of Total Office Annl Rev	0.0%	0.0%	0.1%	0.1%	0.9%

Piedmont Triad	RSF	238,363	195,662	199,480	622,522	694,432
	% of Total Office RSF	1.2%	1.0%	1.0%	3.1%	3.5%
	Annualized Revenue 3/	$3,920	$3,392	$3,048	$7,182	$8,530
	% of Total Office Annl Rev	1.1%	1.0%	0.9%	2.1%	2.4%

Raleigh	RSF	318,298	880,578	378,100	558,417	1,485,776
	% of Total Office RSF	1.6%	4.4%	1.9%	2.8%	7.4%
	Annualized Revenue 3/	$6,375	$15,507	$6,927	$9,370	$25,888
	% of Total Office Annl Rev	1.8%	4.4%	2.0%	2.7%	7.4%

Richmond	RSF	330,777	250,744	302,754	212,855	648,423
	% of Total Office RSF	1.7%	1.3%	1.5%	1.1%	3.2%
	Annualized Revenue 3/	$6,026	$5,037	$4,944	$4,007	$10,220
	% of Total Office Annl Rev	1.7%	1.4%	1.4%	1.1%	2.9%

Tampa	RSF	271,108	350,229	226,150	460,611	1,565,969
	% of Total Office RSF	1.4%	1.8%	1.1%	2.3%	7.8%
	Annualized Revenue 3/	$5,643	$7,448	$4,515	$7,832	$31,554
	% of Total Office Annl Rev	1.6%	2.1%	1.3%	2.2%	9.0%

Other	RSF	1,095	6,166	12,707	19,449	21,770
	% of Total Office RSF	0.0%	0.0%	0.1%	0.1%	0.1%
	Annualized Revenue 3/	$5	$157	$322	$519	$479
	% of Total Office Annl Rev	0.0%	0.0%	0.1%	0.1%	0.1%

Total	RSF	2,596,243	3,111,763	1,998,876	3,144,803	9,100,021
	% of Total Office RSF	13.0%	15.6%	10.0%	15.8%	45.6%
	Annualized Revenue 3/	$45,915	$57,787	$34,982	$51,052	$160,086
	% of Total Office Annl Rev	13.1%	16.5%	10.0%	14.6%	45.8%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
3/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 17

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2005 1/	2006	2007	2008	Thereafter
Atlanta	RSF	579,175	345,292	665,857	272,037	1,102,191
	% of Total Industrial RSF	9.2%	5.5%	10.6%	4.3%	17.5%
	Annualized Revenue 2/	$2,903	$2,077	$3,488	$1,259	$4,331
	% of Total Industrial Annl Rev	9.8%	7.0%	11.7%	4.2%	14.6%

Charlotte	RSF	0	0	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Greenville	RSF	0	16,081	0	5,350	8,470
	% of Total Industrial RSF	0.0%	0.3%	0.0%	0.1%	0.1%
	Annualized Revenue 2/	$—	$206	$—	$58	$91
	% of Total Industrial Annl Rev	0.0%	0.7%	0.0%	0.2%	0.3%

Kansas City	RSF	2,018	0	0	0	1,756
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$17	$—	$—	$—	$19
	% of Total Industrial Annl Rev	0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF	917,188	674,363	424,555	396,215	810,333
	% of Total Industrial RSF	14.6%	10.7%	6.7%	6.3%	12.9%
	Annualized Revenue 2/	$3,365	$2,846	$2,697	$1,654	$4,085
	% of Total Industrial Annl Rev	11.3%	9.6%	9.1%	5.6%	13.7%

Raleigh	RSF	37,861	11,887	0	15,188	7,139
	% of Total Industrial RSF	0.6%	0.2%	0.0%	0.2%	0.1%
	Annualized Revenue 2/	$325	$118	$—	$162	$66
	% of Total Industrial Annl Rev	1.1%	0.4%	0.0%	0.5%	0.2%

Total	RSF	1,536,242	1,047,623	1,090,412	688,790	1,929,889
	% of Total Industrial RSF	24.4%	16.6%	17.3%	10.9%	30.7%
	Annualized Revenue 2/	$6,610	$5,247	$6,185	$3,133	$8,592
	% of Total Industrial Annl Rev	22.2%	17.6%	20.8%	10.5%	28.9%

1/ Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

2/ Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 18

Customer Diversification 1/

March 31, 2005

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	863,609	$17,042	4.10%	6.5
AT&T 3/	537,529	10,065	2.42%	3.9
Price Waterhouse Coopers	297,795	7,528	1.81%	5.1
State Of Georgia	361,687	7,070	1.70%	4.0
T-Mobile USA	205,394	4,853	1.17%	4.2
IBM	188,763	3,978	0.96%	1.1
Northern Telecom	246,000	3,651	0.88%	2.9
Volvo	270,525	3,572	0.86%	4.4
US Airways	295,046	3,403	0.82%	2.7
Lockton Companies	132,718	3,339	0.80%	9.9
BB&T	229,459	3,260	0.78%	6.9
CHS Professional Services	170,524	3,042	0.73%	1.9
Ford Motor Company	125,989	2,734	0.66%	4.9
IKON	181,361	2,613	0.63%	1.3
MCI	127,268	2,531	0.61%	1.2
Hartford Insurance	116,010	2,508	0.60%	1.6
Aspect Communications	116,692	2,354	0.57%	1.7
Metropolitan Life	118,017	2,250	0.54%	6.2
Jacob’s Engineering	228,345	2,236	0.54%	11.2
Icon Clinical Research	99,163	2,114	0.51%	7.2

	4,911,894	$90,143	21.69%	4.7

By Industry

Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	21.3%
Insurance	10.3%
Manufacturing	8.8%
Finance/Banking	8.0%
Telecommunication	7.8%
Retail Trade	7.5%
Government/Public Administration	6.5%
Health Care and Social Assistance	6.2%
Wholesale Trade	5.5%
Transportation and Warehousing	3.4%
Administrative and Support Services	3.2%
Real Estate Rental and Leasing	3.1%
Accommodation and Food Services	2.6%
Other Services (except Public Administration)	2.4%
Information	2.1%
Educational Services	1.3%

100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	AT&T and SBC have received final approval on their plans to merge. SBC currently leases 5K square feet with $110K in associated annualized revenue.

Highwoods Properties, Inc.	Page 19

Acquisition Activity

Dollars in thousands

Name	Market	Type 1/	Date Acquired	Square Footage	Total Cost
First quarter 2005:
None

Highwoods Properties, Inc.	Page 20

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Gross Sales Price
First quarter 2005:
Northside	Tampa	O	02/24/05	85,700	$9,000
531 Northridge Warehouse	Piedmont Triad	I	02/28/05	598,100
531 Northridge Office	Piedmont Triad	O	02/28/05	91,800

				689,900	18,656
3928 Westpoint Boulevard	Piedmont Triad	I	02/28/05	240,000	6,225
4300 Six Forks Road	Raleigh	O	03/31/05	163,300	27,318

				1,178,900	$61,199

Depreciable Assets Contributed to Joint Ventures

	Market	Type 1/	Date Contributed	Square Footage	Gross Sales Price
First quarter 2005:
None

Highwoods Properties, Inc.	Page 21

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/05	Pre-Leasing	Estimated Completion Date	Estimated Stabilization Date
In - Process
Office:
Center for Disease Control	Atlanta	O	109,000	$21,375	$2,420	100%	4Q05	4Q05
Saxon	Richmond	O	112,000	14,829	6,645	100%	3Q05	3Q05
FBI 2/	Tampa	O	137,000	31,090	14,950	100%	4Q05	4Q05

Total or Weighted Average			358,000	$67,294	$24,015	100%

Retail:3/
Griffith Road/Boutique Shops	Piedmont Triad	R	9,600	$2,634	$1,874	66%	2Q05	2Q06

Total or Weighted Average			9,600	$2,634	$1,874	66%

Total or Weighted Average			367,600	$69,928	$25,889	99%

Completed Not Stabilized 4/
National Archives Record Administration	Atlanta	I	353,000	$20,387	$17,822	100%	3Q04	4Q05

Total or Weighted Average			353,000	$20,387	$17,822	100%

Grand Total or Weighed Average			720,600	$90,315	$43,711	100%

Developed for Sale

	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/05	Pre-Sales	Estimated Completion Date
Grove Park Condominiums	Richmond	O	65,000	$6,163	$6,060	84%	4Q04

1/	The letters "O", and "I" represent Office and Industrial, respectively.
2/	An approved 25,000 square feet expansion at an additional anticipated cost of $4.5 million is included. The related lease amendment is out for signature.
3/	Excludes a vacant building in Kansas City acquired in the first quarter for $4.1 million for potential future retail developmant or sale to a retail user.
4/	This property was 63% occupied as of March 31, 2005 and contributed $10,000 in Net Operating Income (Property Revenue - Property Expense) in Q1 2005.

Highwoods Properties, Inc.	Page 22

Development Land

March, 2005

Dollars in thousands

		Developable Square Footage			Total Estimated Market Value
Market	Acres	Office	Retail	Industrial
On Balance Sheet:
Research Triangle	361	3,119,000	60,000	162,000	$68,900
Atlanta	249	270,000	1,100,000	1,390,000	37,400
Piedmont Triad	117	787,000	37,000	1,190,000	16,400
Charlotte	73	1,151,000	—	—	12,600
Richmond	61	688,000	—	—	10,500
Orlando	49	862,000	—	—	15,600
Nashville	48	830,000	—	—	12,900
Kansas City 1/	46	550,000	91,000	—	12,300
Baltimore	45	771,000	—	—	14,300
Tampa	29	462,000	—	15,000	12,200
Memphis	22	288,000	—	—	4,200
Greenville	12	150,000	—	—	1,800
Jacksonville	9	80,000	—	—	1,900
Columbia	2	20,000	—	—	300

	1,123	10,028,000	1,288,000	2,757,000	$221,300

Deferred or optioned:
Atlanta	25	—	500,000	—

	25	—	500,000	—

Total	1,148	10,028,000	1,788,000	2,757,000

1/	Includes 27 acres of residential land

Highwoods Properties, Inc.	Page 23

Joint Ventures Long-Term Debt Detail

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 03/31/05
Dallas County Partners I, LP	50.0%	American Express	7.0%	Sep-09	3,514
Dallas County Partners I, LP	50.0%	American Express	6.9%	Jun-09	7,438
Dallas County Partners I, LP	50.0%	John Hancock Life Insurance Co.	7.6%	Mar-08	2,962
Dallas County Partners I, LP	50.0%	State Farm	7.1%	Oct-08	3,040
Dallas County Partners I, LP	50.0%	State Farm	7.9%	Sep-06	3,009
Dallas County Partners I, LP	50.0%	State Farm	7.5%	May-07	4,359
Dallas County Partners I, LP	50.0%	Bank of America	5.7%	Oct-07	3,987
Dallas County Partners I, LP	50.0%	State Farm	7.5%	Dec-07	5,065
Dallas County Partners I, LP	50.0%	Thrivent	8.5%	Aug-10	1,682
Dallas County Partners I, LP	50.0%	Union Planters	6.3%	Jun-14	3,664
Dallas County Partners I, LP	50.0%	Union Planters	7.2%	Jan-06	489
Dallas County Partners I, LP	50.0%	Bankers Trust	8.0%	Jul-11	1,232

			7.1%		40,441
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%	Jun-13	20,892
Fountain Three	50.0%	John Hancock Life Insurance Co.	7.8%	Jan-08	6,019
Fountain Three	50.0%	American Express	6.9%	Jun-09	3,976
Fountain Three	50.0%	Thrivent	8.0%	Oct-10	3,748
Fountain Three	50.0%	Thrivent	7.3%	Apr-09	3,581
Fountain Three	50.0%	Wells Fargo	8.2%	May-08	2,023
Fountain Three	50.0%	Lehman Brothers	8.0%	Jul-09	3,617
Fountain Three	50.0%	Thrivent	7.0%	Sep-12	5,566

			7.5%		28,530
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.8%	Sep-12	27,388
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.1%	Nov-15	5,500
RRHWoods, LLC	50.0%	Bank of America	5.7%	Oct-07	4,041
RRHWoods, LLC	50.0%	Union Planters	6.3%	Jun-14	3,664

			3.8%		69,593
Plaza Colonnade, LLC	50.0%	Met Life	5.7%	Jan-17	50,000
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.4%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.0%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.9%	Mar-24	12,473

			5.8%		68,685
4600 Madison Associates, LLC	12.5%	State Farm	6.9%	Apr-18	15,824
Board of Trade Investment Company	49.0%	KC Board of Trade Clearing Corp.	7.8%	Sep-07	517
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.8%	Apr-11	65,936
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%	May-12	58,126
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	7.0%	Jul-10	9,473
Highwoods KC Orlando, LLC	40.0%	Met Life	5.2%	Jul-14	143,000
Highwoods - Markel Associates, LLC	50.0%	Principal Life Insurance Company	5.8%	Jan-14	39,285
Highwoods KC Glenridge Office	40.0%	Wachovia	4.8%	Jun-14	16,500
Highwoods KC Glenridge Land	40.0%	Transwestern	4.8%	Feb-05	238

			6.1%		348,899

			6.1%		$577,040

Highwoods’ Share of the above					$244,570

Highwoods Properties, Inc.	Page 24

Joint Ventures Portfolio Summary

As of March 31, 2005

Summary by Location:

			Percentage of Annualized Revenue - Highwoods’ Share Only 3/
Market	Rentable Square Feet 1/	Occupancy 2/	Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,245,000	95.3%	27.7%	3.7%	1.0%	3.4%	35.8%
Orlando	1,684,000	89.9%	24.8%	—	—	—	24.8%
Atlanta	835,000	93.3%	15.7%	—	—	—	15.7%
Kansas City	428,000	86.3%	8.4%	—	—	—	8.4%
Richmond	413,000	100.0%	5.0%	—	—	—	5.0%
Piedmont Triad	364,000	100.0%	3.8%	—	—	—	3.8%
Raleigh	455,000	99.3%	3.5%	—	—	—	3.5%
Tampa	205,000	99.1%	1.7%	—	—	—	1.7%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total	6,887,000	94.3%	91.9%	3.7%	1.0%	3.4%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 93.5%
3/	Annualized Rental Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 25

Joint Ventures Lease Expirations

March 31, 2005

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
2005	648,896	9.6%	$9,324	$14.37	7.2%
2006	655,354	9.7%	12,363	18.86	9.6%
2007	378,549	5.6%	7,828	20.68	6.1%
2008	1,299,233	19.1%	21,989	16.92	17.2%
2009	839,009	12.4%	20,086	23.94	15.6%
2010	368,712	5.4%	7,254	19.67	5.6%
2011	553,652	8.2%	10,278	18.56	8.0%
2012	354,359	5.2%	7,353	20.75	5.7%
2013	714,819	10.6%	13,762	19.25	10.7%
2014	368,000	5.4%	7,961	21.63	6.2%
2015 and thereafter	594,502	8.8%	10,484	17.63	8.1%

	6,775,085	100.0%	$128,682	$18.99	100.0%

1/	Annualized Revenue is March, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 26

Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/05	Pre-Leasing	Estimated Completion Date	Estimated Stabilization Date
Plaza Colonade, LLC 1/	50%	Kansas City	285,000	$71,500	$68,536	77%	4Q04	3Q05
Summit	50%	Des Moines	35,000	3,559	3,437	75%	3Q04	3Q05
Pinehurst	50%	Des Moines	35,000	3,559	3,526	81%	3Q04	3Q05
Sonoma	50%	Des Moines	75,000	9,364	1,518	0%	2Q05	2Q06

Total or Weighted Average			430,000	$87,982	$77,017	64%

Highwoods’ Share of the above				$43,991	$38,509

1/	Includes $16.2 million in investment cost that has been funded by tax increment financing

Highwoods Properties, Inc.	Page 27